UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ===============
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 22, 2003

                                ===============
                                  ELINEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      0-07418                  76-0478045
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE            (IRS EMPLOYER
       INCORPORATION)                   NUMBER)              IDENTIFICATION NO.)

           8800 JAMEEL ROAD, SUITE 170, HOUSTON, TEXAS          77040
           -------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 690-0855


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Item  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits

EXHIBIT  NUMBER

99.1           Press  Release  dated  April  22,  2003,  entitled "eLinear, Inc.
               Announces  Acquisition  of  NetView  Technologies,  Inc."

Item  9.  REGULATION  FD  DISCLOSURE

     Attached hereto as Exhibit 99.1 is a copy of eLinear's press release dated April 22, 2003 announcing the acquisition of NetView Technologies, Inc. and pro forma combined condensed statements of operations assuming the merger had occurred as of January 1, 2002. This information is being provided in response to Items 9 and 12 of this Form.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ELinear, Inc.

                                             (Registrant)

                                             By:     /s/  Jon  V.  Ludwig
                                                     --------------------
                                                     (Signature)

                                                     Jon  V.  Ludwig
                                                     Chief Executive Officer

April 25, 2003
(Date)


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